UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 9, 2010

(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.
1-11337	INTEGRYS ENERGY GROUP, INC.	39-1775292
(A Wisconsin Corporation) 130 East Randolph Drive Chicago, Illinois 60601-6207 (312) 228-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In connection with an anticipated public offering of debt securities (the “Anticipated Offering”), Integrys Energy Group, Inc. (the “Company”) is hereby filing a form of Replacement Capital Covenant (the “Form of New RCC”) whereby the Company intends to covenant for the benefit of holders of a designated series of the Company’s long-term indebtedness that ranks senior to the Company’s 6.11% Junior Subordinated Notes Due 2066 (the “Junior Subordinated Notes”) that it will not redeem or repurchase the Junior Subordinated Notes on or before December 1, 2036, unless, subject to certain limitations, during the 360 days prior to the date of that redemption or repurchase the Company has received a specified amount of proceeds from the sale of qualifying securities that have equity-like characteristics that are the same as, or more equity-like than, the applicable characteristics of the Junior Subordinated Notes.

Also in connection with the Anticipated Offering, the Company is hereby filing a form of Amendment to the Replacement Capital Covenant (the “Form of Amendment”) which would amend the terms of the Replacement Capital Covenant, dated as of December 1, 2006, by the Company in favor of and for the benefit of certain debtholders (the “Existing RCC”) to delete those covenants (Sections 2 and 3 thereof) that currently restrict the Company’s ability to redeem or repurchase the Junior Subordinated Notes without the issuance of certain replacement capital securities.

The foregoing descriptions of the Form of New RCC, the Form of Amendment and the Existing RCC do not purport to be complete and are qualified in their entirety by reference to the full texts of the Form of New RCC, the Form of Amendment and the Existing RCC which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.	The following exhibits are being filed herewith:

	99.1	Form of Replacement Capital Covenant

	99.2	Replacement Capital Covenant of Integrys Energy Group, Inc. (f/k/a WPS Resources Corporation), dated December 1, 2006 (Incorporated by reference to Exhibit 99 to Integrys Energy Group’s Form 8-K filed December 1, 2006)

	99.3	Form of Amendment to Replacement Capital Covenant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC.

	By:	/s/ Barth J. Wolf
Barth J. Wolf
Vice President, Chief Legal Officer and Secretary

Date: November 9, 2010

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K

Dated November 9, 2010

Exhibit Number

99.1	Form of Replacement Capital Covenant

99.2	Replacement Capital Covenant of Integrys Energy Group, Inc. (f/k/a WPS Resources Corporation), dated December 1, 2006 (Incorporated by reference to Exhibit 99 to Integrys Energy Group’s Form 8-K filed December 1, 2006)

99.3	Form of Amendment to Replacement Capital Covenant

4